                                                                  [PIONEER LOGO]

PIONEER
REAL ESTATE
SHARES

ANNUAL REPORT
DECEMBER 31, 1995

PIONEER REAL ESTATE SHARES

DEAR FELLOW SHAREOWNERS,

Pioneer Real Estate Shares' fiscal year ended on December 31, 1995. A number of notable events and changes occurred over the course of the year, both in the stock market and with your Fund. The most obvious change is your Fund's new name, which took effect on September 1, 1995. The change from Pioneer Winthrop Real Estate Investment Fund was brought about when the parent company of Winthrop Advisors Limited Partnership, with whom the Fund had a subadvisory contract, was acquired by Apollo Real Estate Advisors, L.P., resulting in the automatic termination of the contract. On September 26, 1995, shareowners voted to approve a management contract with the Fund's primary manager, Pioneering Management Corporation (PMC), the investment adviser to all Pioneer mutual funds. We want to thank shareowners for taking the time to vote for this change, as well as to vote on other proposals earlier in the year. (The voting results appear on page 12 of this report.) We also want to reaffirm that the changes have not affected your Fund's day-to-day management and activities, which have remained the primary responsibility of PMC without interruption since the Fund's inception.

                            HOW YOUR FUND PERFORMED

Throughout the year, domestic equity markets -- driven primarily by the performance of technology stocks -- reached historic levels. In response, investors jumped on the technology bandwagon, showing little interest in other investment opportunities, including real estate investment trusts (REITs). As a result, REITs lagged the broad stock market, although at times their low prices and historically high yields led value- and income-oriented investors back into the REIT market, creating periods of impressive results.

For the 12 months ended December 31, 1995, we report the following results for Pioneer Real Estate Shares:

o The Fund's 12-month total return was 12.11% based on net asset value and 5.70% based on maximum public offering price. Total return assumes the reinvestment of all distributions at net asset value.

o Shareowners received income dividends totaling $0.6887 per share including a capital gains distribution of $0.0018 per share. Of the distributions paid for the year, 49.95% represented a non-taxable return of capital.

o Net asset value stood at $12.02 per share on December 31, versus $11.38 one year earlier, even after the payment of distributions.

For additional performance information, please turn to page 3.

                    RECORD HIGHS FOR THE BROAD STOCK MARKET

The real estate market began the year on a negative note in reaction to higher short-term interest rates. The Federal Reserve (the Fed), in its pursuit to keep inflation low, raised the benchmark federal funds rate on February 1 after making six hikes in 1994. The general stock market reacted favorably; however, REITs did not share in the enthusiasm since they tend to be sensitive to interest rate changes. Investors' focus remained on familiar, typically large-capitalization stocks, as well as technology stocks of all sizes. The general disinterest in REITs, however, did eventually spur rallies, particularly in May, June and December, when low prices and high yields made REITs extremely good buys for income-oriented investors. Your Fund's results reflect this trend; Pioneer Real Estate Shares returned 5.73% in May, 3.50% in June and 5.56% in December, at net asset value.

When the economy showed signs of slowing too significantly, the Fed began to lower short-term interest rates, cutting the federal funds rate on July 6 and again on December 19. Investors viewed the Fed's shift favorably, further fueling the stock market's positive growth. In fact, on November 21 the Dow Jones Industrial Average reached and crossed the 5000 level for the first time in its history, propelled by the favorable investing climate and mood.

There was volatility in the overall market, however, especially during the latter half of the fiscal year. For example, in October, most investments encountered setbacks, due primarily to the heightening debate about the federal budget. The REIT market was no exception, although the high yields offered by many REITs helped offset price declines. Your Fund maintained its competitive dividend stream, as your management held firm to its strategy rather than sell in reaction to sporadic market disappointments.

                      HOW PIONEER MANAGED YOUR INVESTMENT

Pioneer Real Estate Shares pursues long-term capital growth, with income as a secondary objective. In selecting investments for your Fund, we focus on individual securities, analyzing fundamentals such as balance sheets and income statements, management teams and earnings potential. The majority of the Fund's holdings continue to meet -- and several exceed -- their projected earnings, indicating that REITs should eventually return to favor as investors recognize the individual strength and income many offer.

Your management also reviews broad-based statistics and general real estate values to identify trends that may affect the Fund. During the year, the Southeast, Southwest and Midwest played increasingly significant roles. Their real economic growth, demographics and tendency toward REIT-owned properties have been more favorable than in the Northeast and Northwest.

We saw the strongest overall performance from office and industrial REITs. We added Duke Realty Investments, an office-related enterprise based in Indiana. We also like select hotel and apartment REITs; strong performers included Equity Inns and Wellsford Residential Properties. We also introduced a company in real-estate related services, Amresco. It is a good example of the effect of market moodiness and shows your management's disciplined focus on long-term prospects, not short-term setbacks. In October, Amresco announced it was undertaking an equity offering and eliminating its small dividend; its stock price dropped significantly. In our view, however, Amresco's plan to invest in itself enhances its growth potential and makes sense long-term. In November, Amresco's stock bounced back, indicating to us that the decline reflected temporary negative views rather than a genuine problem with the company.

An area we reduced was retail. The slow-moving economy and lack of consumer confidence led to low spending in retail, a trend that seems likely to continue. Your management sold the Fund's position in Debartolo Realty, a mall-based REIT. While some factory outlets remain reasonably priced, we re-deployed assets in commercial and industrial areas.


                                 LOOKING AHEAD

The past year showed how the general stock market, led by high-growth sectors like technology, can turn in impressive results. Seasoned investors recognize that such results cannot be sustained forever and understand the need to diversify among market segments -- including real estate. While such investments entail a degree of risk relating to economic conditions and interest rates, they also offer a way to participate in the sector's long-term potential. By selecting Pioneer Real Estate Shares, you receive the benefit of liquidity and avoid the complication and expense of direct property ownership. Your Fund's management remains committed to uncovering REITs that offer solid earnings and value. We are encouraged by the recent movement into REITs, and will pursue the companies and locations we believe best suit the Fund's objectives.

One final note. A special meeting has been scheduled for March 5, 1996, for shareowners to vote on two proposals: ratify Arthur Andersen LLP as the Fund's independent public accountants for the 1996 fiscal year; and add Boston Financial Securities (BFS) as subadviser of the Fund. BFS is an affiliate of Boston Financial, one of the country's leading real estate investment firms. BFS has extensive experience in real estate and related investments, and has provided financial, consulting and management services to investors and developers. If approved, BFS would identify and analyze potential real estate investments, monitor real estate market conditions, continually review the portfolio and provide advisory reports to Pioneer, based on its research.

Please read on through the Fund's audited Schedule of Investments and financial statements as of December 31, 1995. If you have any questions about your investment in Pioneer Real Estate Shares, please contact your investment representative, or call Pioneer at 1-800-225-6292.



Respectfully,

[Signature]

John F. Cogan, Jr.
Chairman,
Pioneer Real Estate Shares

                        GROWTH OF A $10,000 INVESTMENT*

This chart shows the growth of a $10,000 investment made in Pioneer Real Estate Shares at public offering price, compared to the growth of the Standard & Poor's 500 Index and Wilshire Real Estate Index.

PIONEER REAL ESTATE SHARES:
Average Annual Total Returns
(As of December 31, 1995)

                             Net              Public Offering
Time Period              Asset Value              Price*
---------------------------------------------------------------
Life of Fund (10/25/93)     3.63%                 0.86%
One Year                   12.11                  5.70


[LINE GRAPH]
                      Pioneer Real        S&P500 Index         Wilshire Real
                      Estate Shares                            Estate Index
10/31/93                  9,425              10,000               10,000
                          8,906               9,871                9,564
12/31/93                  9,067              10,037                9,553
                          9,097              10,363                9,839
                          9,605              10,051               10,242
3/31/94                   9,398               9,659                9,767
                          9,460               9,771                9,877
                          9,598               9,892               10,082
6/30/94                   9,288               9,701                9,884
                          9,072              10,006                9,906
                          9,281              10,382                9,899
9/30/94                   8,992              10,175                9,734
                          8,592              10,387                9,378
                          8,145               9,977                9,011
12/31/94                  9,088              10,173                9,709
                          8,729              10,420                9,396
                          8,824              10,796                9,690
3/31/95                   8,784              11,160                9,746
                          8,622              11,472                9,676
                          9,117              11,889                9,996
6/30/95                   9,435              12,222               10,170
                          9,740              12,610               10,334
                          9,797              12,606               10,460
9/30/95                  10,035              13,190               10,652
                          9,626              13,125               10,322
                          9,651              13,664               10,430
12/31/95                 10,188              13,982               11,034


The Standard & Poor's (S&P) 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the Over-the-Counter market.

The Wilshire Real Estate Index is a market-capitalization weighted measure of the performance of more than 85 real estate securities. The Index is 79% REITs (equity and hybrid) and 21% real estate operating companies.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the indices.



*Reflects deduction of the maximum 5.75% sales charge at the beginning of the period and assumes reinvestment of all distributions at net asset value.

 Past performance does not guarantee future results. Return and principal fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

PIONEER REAL ESTATE SHARES
SCHEDULE OF INVESTMENTS
December 31, 1995

  Shares                                                                  Value
--------------------------------------------------------------------------------
          INVESTMENT IN SECURITIES -- 99.5%
          REAL ESTATE INVESTMENT TRUSTS -- 92.7%
  70,000  Bradley Real Estate Trust .............................   $   945,000
  65,000  CenterPoint Properties Corp ...........................     1,503,125
  32,000  Developers Diversified Realty Corp ....................       960,000
  50,000  Duke Realty Investments, Inc. .........................     1,568,750
 125,300  Equity Inns, Inc. .....................................     1,440,950
  10,000  Equity Residential Property ...........................       306,250
  50,000  Factory Stores of America, Inc. .......................       656,250
  58,000  Gables Residential Trust ..............................     1,326,750
  85,000  HGI Realty, Inc. ......................................     1,944,375
  54,100  JP Realty, Inc. .......................................     1,183,437
  60,500  Merry Land & Investment Co., Inc. .....................     1,429,313
  60,000  National Golf Properties, Inc. ........................     1,372,500
  57,900  Oasis Residential, Inc. ...............................     1,317,225
  40,000  Post Properties Inc. ..................................     1,275,000
  60,000  Spieker Properties, Inc. ..............................     1,507,500
  60,000  Sun Communities, Inc. .................................     1,582,500
  50,000  Tanger Factory Outlet Centers, Inc. ...................     1,250,000
  47,200  Trinet Corporate Realty Trust, Inc. ...................     1,286,200
   6,000  Walden Residential Properties, Inc. ...................       125,250
   5,000  Weeks Corporation .....................................       125,625
  15,000  Weingarten Realty Investors ...........................       570,000
  75,000  Wellsford Residential Properties Trust ................     1,725,000
                                                                    -----------
                                                                    $25,401,000
                                                                    -----------

          REAL ESTATE SERVICES -- 6.8%
 145,000  Amresco, Inc ..........................................   $ 1,848,750
                                                                    -----------
          TOTAL INVESTMENT IN SECURITIES --
          (Cost $26,103,890 (a) .................................   $27,249,750
                                                                    -----------


   The accompanying notes are an integral part of these financial statements.

PIONEER REAL ESTATE SHARES
SCHEDULE OF INVESTMENTS
December 31, 1995 (Continued)

Principal
Amount                                                                    Value
--------------------------------------------------------------------------------
          TEMPORARY CASH INVESTMENT -- 0.5%
          COMMERCIAL PAPER -- 0.5%
$146,000  Household Finance Corp., 5.70%, 1/2/96 ................   $   146,023
                                                                    -----------
          TOTAL TEMPORARY CASH INVESTMENT (Cost $146,000)........   $   146,023
                                                                    -----------
          TOTAL INVESTMENT IN SECURITIES AND
          TEMPORARY CASH INVESTMENT -- 100%
          (Cost  $26,249,890)....................................   $27,395,773
                                                                    ===========

(a) At December 31, 1995, the net unrealized gain on investments based on cost for federal income tax purposes of $26,103,890 was as follows:

     Aggregate gross unrealized gain for all investments in which
     there is an excess of value over tax cost ..................   $ 2,809,995

     Aggregate gross unrealized loss for all investments in which
     there is an excess of tax cost over value ..................    (1,664,135)
                                                                    -----------
            Net unrealized gain .................................   $ 1,145,860
                                                                    ===========

(b) At December 31, 1995, the Fund had a net capital loss carryforward of $584,636 which will expire in 2003 if not utilized.

     Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 1995 aggregated $2,506,586 and $4,814,127, respectively.


   The accompanying notes are an integral part of these financial statements.

PIONEER REAL ESTATE SHARES
BALANCE SHEET
December 31, 1995

ASSETS:
Investment in securities, at value
  (including temporary cash investment
  of $146,023) (cost $26,249,890;
  see Schedule of Investments and Note 1) ....................      $27,395,773
Cash .........................................................          61,311
Receivables --
  Dividends ..................................................          267,797
  Trust shares sold ..........................................           64,282
Organizational cost -- net (Note 1) ..........................           55,592
Other ........................................................           26,190
                                                                    -----------
      Total assets ...........................................      $27,870,945
                                                                    -----------

LIABILITIES:
Payables --
  Investment securities purchased ............................      $   305,548
  Trust shares repurchased ...................................            3,831
Due to affiliates (Notes 2, 3 and 4) .........................           41,055
Accrued expenses .............................................           29,363
                                                                    -----------
    Total liabilities ........................................      $   379,797
                                                                    -----------

NET ASSETS:
Paid-in capital (Note 1) .....................................      $26,929,924
Accumulated net realized loss
  on investments .............................................         (584,636)
Net unrealized gain on investments ...........................        1,145,860
                                                                    -----------
    Total net assets (equivalent to $12.02
      per share based on 2,287,136 trust
      shares outstanding -- unlimited
      number of shares authorized) ...........................      $27,491,148

PIONEER REAL ESTATE SHARES
STATEMENT OF OPERATIONS
For the Year Ended December 31, 1995


INVESTMENT INCOME (NOTE 1):
Dividends ....................................................      $ 1,167,002
Interest .....................................................           22,533
                                                                    -----------
Total investment income ......................................      $ 1,189,535
                                                                    -----------

EXPENSES:
Management fees (Note 2) .....................................      $   265,099
Distribution fees (Note 4) ...................................           61,755
Transfer agent fees (Note 3) .................................           80,199
Registration fees ............................................           31,122
Professional fees ............................................           96,845
Accounting (Note 2) ..........................................           76,338
Custodian fees ...............................................           13,297
Printing .....................................................           13,590
Organizational costs (Note 1) ................................           18,088
Fees and expenses of nonaffiliated trustees ..................            5,600
Miscellaneous ................................................           23,179
                                                                    -----------
  Total expenses .............................................      $   685,112
  Less fees paid indirectly (Note 5) .........................           (4,970)
  Less management fees waived by Pioneering
    Management Corporation (Note 2)  .........................         (216,218)
                                                                     -----------
  Net expenses ...............................................      $   463,924
                                                                    -----------
  Net investment income ......................................      $   725,611
                                                                    -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized loss on investments .............................      $  (590,962)
Change in unrealized gain on investments .....................        2,858,800
                                                                    -----------
  Net gain on investments ....................................      $ 2,267,838
                                                                    -----------
    Net increase in net assets
      resulting from operations ..............................      $ 2,993,449
                                                                    ===========

  The accompanying notes are an integral part of these financial statements.

PIONEER REAL ESTATE SHARES

STATEMENTS OF CHANGES IN NET ASSETS
For the year ended December 31, 1995 and the six months ended December 31, 1994*

                                                                                                        1995               1994
                                                                                                    -------------      ------------
FROM OPERATIONS:
  Net investment income ....................................................................        $   725,611         $   525,476
  Net realized gain (loss) on investments ..................................................           (590,962)             34,557
  Change in net unrealized gain on investments .............................................          2,858,800          (1,237,463)
                                                                                                    -----------         -----------
    Net increase (decrease) in net assets resulting from operations ........................        $ 2,993,449         $  (677,430)
                                                                                                    -----------         -----------

DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income ($0.33 and $0.20 per share, respectively) .....................        $  (725,611)        $  (525,476)
  In excess of net investment income ($0.02 and $0.00 per share, respectively) .............            (56,360)               --
  From tax return of capital ($0.34 and $0.15 per share, respectively) .....................           (781,598)           (346,042)
  From net realized gain ($0.00 and $0.02 per share, respectively) .........................             (3,966)            (62,209)
                                                                                                    -----------         -----------
  Decrease in net assets resulting from distributions to shareholders ......................        $(1,567,535)        $  (933,727)
                                                                                                    -----------         -----------

FROM TRUST SHARE TRANSACTIONS:                                             Shares
                                                                   --------------------------
Net proceeds from sale of shares ...........................        594,169           526,831       $ 6,726,489         $ 6,037,861
Net asset value of shares issued to shareholders
  in reinvestment of dividends .............................        105,171            62,858         1,210,135             709,833
Cost of shares repurchased .................................       (879,454)         (583,891)       (9,939,492)         (6,652,624)
                                                                   --------          --------        ----------          ----------
  Increase (decrease) in net assets resulting from
    trust share transactions ...............................       (180,114)            5,798       $(2,002,868         $    95,070
                                                                   ========          ========        ==========          ==========
  Net decrease in net assets.................................................................       $  (576,954)        $(1,516,087)

NET ASSETS:
  Beginning of period .......................................................................        28,068,102          29,584,189
                                                                                                    -----------         -----------
  End of period .............................................................................       $27,491,148         $28,068,102

* Subsequent to December 31, 1994, the Fund's year end was changed to December 31.

   The accompanying notes are an integral part of these financial statements.

PIONEER REAL ESTATE SHARES

FINANCIAL HIGHLIGHTS -- SELECTED DATA FOR A SHARE OUTSTANDING
For the Periods Presented

                                                                    Year              Six Months            Ocotober 25,
                                                                    Ended                Ended                1993 to
                                                               December 31, 1995    December 31, 1994+     June 30, 1994
                                                               -----------------    -----------------      -------------
Net asset value, beginning of period .........................      $ 11.38             $ 12.02              $ 12.50
                                                                    -------             -------               -------
Increase (decrease) from investment operations:
  Net investment income ......................................      $  0.32             $  0.21              $  0.27
  Net realized and unrealized gain (loss) on investments .....         1.01              (0.48)               (0.45)
                                                                    -------             -------              -------
    Total increase (decrease) from investment operations .....      $  1.33             $ (0.27)             $ (0.18)

Distributions to shareholders:
  From net investment income .................................        (0.33)              (0.20)               (0.27)
  In excess of net investment income .........................        (0.02)               --                   --
  From tax return of capital .................................        (0.34)              (0.15)               (0.03)
  From net realized gain .....................................         --                 (0.02)                --
                                                                    -------             -------              -------
Net increase (decrease) in net asset value ...................      $  0.64             $ (0.64)               (0.48)
                                                                    -------             -------              -------
Net asset value, end of period ...............................      $ 12.02             $ 11.38              $ 12.02
                                                                    =======             =======              =======
Total return * ...............................................        12.11%              (2.16)%              (1.47)%
Ratio of net operating expenses to average net assets ........         1.77%++             1.75%**              1.71%**
Ratio of net investment income to average net assets .........         2.73%++             3.72%**              3.73%**
Porfolio turnover rate .......................................         9.63%              17.40%**             23.98%**
Net assets, end of period (in thousands) .....................      $27,491              $28,068              $29,584
Ratios assuming no waiver of management fees and assumption
 of expenses by PMC and no reduction for fees paid indirectly:
  Net operating expenses .....................................         2.59%               2.27%**              2.15%**
  Net investment income ......................................         1.91%               3.20%**              3.28%**
Ratios assuming waiver of management fees and assumption
 of expenses by PMC and reduction for fees paid indirectly:
  Net operating expenses .....................................         1.75%               --                   --
  Net investment income ......................................         2.75%               --                   --


 + Subsequent to December 31, 1994, the Fund's year end was changed to December 31.
++ Ratios assuming no reduction for fees paid indirectly.
 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
** Annualized

   The accompanying notes are an integral part of these financial statements.

PIONEER REAL ESTATE SHARES
NOTES TO FINANCIAL STATEMENTS
December 31, 1995

1. Pioneer Real Estate Shares (the Fund) is a Delaware business trust registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The investment objective of the Fund is to seek long-term growth of capital. Current income is a secondary objective.

    The Fund's financial statements have been prepared in conformity with generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

    A. Security Valuation -- Security transactions are recorded on trade date. Each day, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of the Board of Trustees (the Trustees). Temporary cash investments are valued at cost plus accrued interest, which approximates value. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.

        Because the Fund may invest a substantial portion of its assets in Real Estate Investment Trusts (REITs), the Fund may be subject to certain risks associated with direct investments in REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareholders, and certain REITs have self- liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code or its failure to maintain exemption from registration under the Investment Company Act of 1940.

        Gains and losses from sales of investments are calculated on the "identified cost" method for both financial reporting and federal income tax purposes. It is the Fund's practice first to select for sale those securities that have the highest cost and also qualify for long-term capital gain or loss treatment for tax purposes.

    B. Federal Income Taxes -- It is the policy of the Fund to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

        The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

        A portion of the dividend income recorded by the Fund is from distributions by publicly traded REITs and such distributions for tax purposes may consist of capital gains and return of capital. The actual return of capital and capital gains portions of such distributions will be determined by formal notifications from the REITs subsequent to the calendar year-end. Distributions received from the REITs, that are determined to be a return of capital, are recorded by the Fund as a reduction of the cost basis of the securities held. The character of such distributions, for tax purposes, is determined by the Fund based on estimates and information received by the Fund from the REITs.

        The Fund has reclassified $56,360 from distributions in excess of net investment income, $894 from accumulated net realized loss and $781,598 from distributions from tax return of capital to paid-in capital. This reclassification has no impact on the net asset value of the Fund and is designed to present the Fund' s capital accounts on a tax basis.

PIONEER REAL ESTATE SHARES
NOTES TO FINANCIAL STATEMENTS
December 31, 1995 (Continued)

        The Fund hereby designates $3,966 as a capital gain dividend for the purposes of the dividends paid deduction.

    C. Trust Shares -- The Fund records sales and repurchases of its trust shares on the trade date. Net losses, if any, as a result of cancellations are absorbed by Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and an indirect subsidiary of The Pioneer Group, Inc. (PGI). PFD earned $27,966 in underwriting commissions on the sale of shares during the year ended December 31, 1995. Dividends and distributions to shareholders are recorded as of the ex-dividend date.

    D. Organization Costs -- The costs incurred by the Fund in connection with its organization have been deferred and are amortized on a straight-line basis over a period of five years.

2. Pioneering Management Corporation (PMC), the Fund's investment adviser, manages the Fund's portfolio and is a wholly owned subsidiary of PGI. Management fees are calculated daily at the annual rate of 1.00% of the Fund' s average daily net assets.

    PMC has agreed not to impose a portion of its management fees and to assume other operating expenses for the Fund to the extent necessary to limit the Fund's expenses to 1.75% of average daily net assets.

    In addition, under the management agreement, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. Included in due to affiliates is $11,169 in accounting fees payable to PMC at December 31, 1995.

    Prior to July 17, 1995, Pioneer Winthrop Advisers (PWA), a joint venture between The Pioneer Group, Inc. (PGI) and Winthrop Financial Associates, served as investment adviser to the Fund and was responsible for the overall management of the Fund's business affairs, subject to the authority of the Trustees. All of the Fund's portfolio investment decisions were made by PWA's advisory committee that relied on investment subadvisory services provided by PMC and by Winthrop Advisors Limited Partnership pursuan t to their investment subadvisory contracts with the Fund. As compensation for its investment advisory services and certain expenses which it incurred, PWA was entitled to a management fee of 1.00% per annum of the Fund' s average daily net assets.

3. Pioneering Services Corporation (PSC), a wholly owned subsidiary of PGI, provides substantially all transfer agent and shareholder services to the Fund, at negotiated rates. Included in due to affiliates is $11,547 in transfer agent fees payable to PSC at December 31, 1995.

4. The Fund has adopted a Plan of Distribution (the Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. The Plan allows for the Fund to reimburse PFD for expenditures to finance any activities primarily intended to result in the sale of trust shares. The Plan provides for reimbursement of such expenditures in an amount not to exceed 0.25% of the Fund's average daily net assets. Included in due to affiliates is $18,339 in distribution fees payable to PFD at December 31, 1995.

5. The Fund has entered into certain expense offset arrangements resulting in a reduction in the Fund's total expenses. For the year ended December 31, 1995, the Fund' s expenses were reduced by $4,970 under such arrangements.

PIONEER REAL ESTATE SHARES
REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS


TO THE SHAREHOLDERS AND THE BOARD OF TRUSTEES OF PIONEER REAL ESTATE SHARES:


    We have audited the accompanying balance sheet of Pioneer Real Estate Shares, including the schedule of investments, as of December 31, 1995, and the related statements of operations, changes in net assets and financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995 by correspondence with the custodian.

    An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Real Estate Shares as of December 31, 1995, the results of its operations, the changes in its net assets, and financial highlights for the periods presented, in conformity with generally accepted accounting principles.



                                                             ARTHUR ANDERSEN LLP


Boston, Massachusetts
February 2, 1996

PIONEER REAL ESTATE SHARES
RESULTS OF APRIL 11, 1995 SHAREOWNER MEETING (UNAUDITED)



On April 11, 1995, Pioneer Winthrop Real Estate Investment Fund held a special meeting of shareowners. All Proposals were passed by shareowner vote. Following are the detailed results of the vote for each Proposal presented.

PROPOSAL 1 -- TO APPROVE THE TERMS OF A NEW INVESTMENT SUBADVISORY AGREEMENT WITH WINTHROP ADVISORS LIMITED PARTNERSHIP

        Affirmative                           1,636,349.909
        Against                                  21,266.086
        Abstain                                  77,961.722

PROPOSAL 2 -- TO RATIFY THE CONTINUANCE OF THE CURRENT MANAGEMENT CONTRACT WITH PIONEER WINTHROP ADVISERS AND TO RATIFY THE PAYMENT OF THE FEES AT THE CURRENT RATE

        Affirmative                           1,664,304.553
        Against                                  23,068.322
        Abstain                                  66,567.842

PROPOSAL 3 -- TO RATIFY THE CONTINUANCE OF THE CURRENT INVESTMENT SUBADVISORY AGREEMENT WITH PIONEERING MANAGEMENT CORPORATION AND TO RATIFY THE PAYMENT OF THE FEES AT THE CURRENT RATE

        Affirmative                           1,658,438.049
        Against                                  26,476.475
        Abstain                                  69,026.193

PROPOSAL 4 -- TO APPROVE A PLAN OF REORGANIZATION PURSUANT TO WHICH THE FUND WILL BE REORGANIZED AS A SERIES OF A DELAWARE BUSINESS TRUST

        Affirmative                           1,451,816.112
        Against                                  27,670.507
        Abstain                                  90,600.098



RESULTS OF SEPTEMBER 26, 1995 SHAREOWNER MEETING (UNAUDITED)

On September 26, 1995, Pioneer Winthrop Real Estate Investment Fund held a special meeting of shareowners. All Proposals were passed by shareowner vote. Following are the detailed results of the vote for each Proposal presented.

PROPOSAL 1 -- TO APPROVE THE TERMS OF A NEW MANAGEMENT CONTRACT WITH PIONEERING MANAGEMENT CORPORATION AND TO APPROVE THE PAYMENT TO PIONEERING MANAGEMENT CORPORATION OF FEES UNDER AN INTERIM MANAGEMENT CONTRACT

        Affirmative                           1,454,023.030
        Against                                  23,181.807
        Abstain                                 108,761.884

PROPOSAL 2 -- TO RATIFY THE SELECTION OF ARTHUR ANDERSEN LLP AS THE FUND'S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 1995

        Affirmative                           1,480,269.743
        Against                                  17,111.714
        Abstain                                  67,854.264

PIONEER REAL ESTATE SHARES
TRUSTEES' FEES, PRINCIPAL SHAREHOLDERS AND SHARE OWNERSHIP
OF TRUSTEES AND OFFICERS (UNAUDITED)

The aggregate direct remuneration paid to nonaffiliated trustees and officers during the year ended December 31, 1995 was $6,555, plus expenses incurred in attending trustees meetings of $1,084. Fees of trustees who are affiliated with or "interested persons" of Pioneering Management Corporation and Pioneer Funds Distributor, Inc., the investment adviser and principal underwriter, respectively, of the Trust ($1,500 in 1995), are reimbursed to the Fund by Pioneering Management Corporation in accordance with the management contract with the Trust. At December 31, 1995, the trustees and officers of the Fund owned beneficially 48,340 shares of the Trust (approximately 2.11% of the outstanding shares). The Pioneer Group, Inc. is a publicly held corporation of which Mr. Cogan, Chairman and President of the Fund, owned approximately 15% of the outstanding shares of capital stock at December 31, 1995.

                            PIONEER REAL ESTATE SHARES
                                60 State Street
                          Boston, Massachusetts 02109

OFFICERS

JOHN F. COGAN, JR.
Chairman And Chief Executive Officer

DAVID D. TRIPPLE
Executive Vice President

STEPHEN G. KASNET
Vice President

WILLIAM H. KEOUGH
Treasurer

JOSEPH P. BARRI
Secretary

TRUSTEES

JOHN F. COGAN, JR.
RICHARD H. EGDAHL, M.D.
MARGARET B. W. GRAHAM
STEPHEN G. KASNET
JOHN W. KENDRICK
MARGUERITE A. PIRET
DAVID D. TRIPPLE
STEPHEN K. WEST
JOHN WINTHROP

INVESTMENT ADVISER

PIONEERING MANAGEMENT
CORPORATION

CUSTODIAN
BROWN BROTHERS
HARRIMAN &CO.

PRINCIPAL UNDERWRITER
PIONEER FUNDS DISTRIBUTOR, INC.

LEGAL COUNSEL
HALE AND DORR

INDEPENDENT  PUBLIC ACCOUNTANTS
ARTHUR ANDERSEN LLP

SHAREHOLDER
SERVICES AND
TRANSFER AGENT

PIONEERING SERVICES CORPORATION
60 State  Street
Boston, Massachusetts
02109

Please call Pioneer for information on:

Existing accounts, new accounts, prospectuses,
applications, and service forms................ 1-800-225-6292
Fund yields and prices......................... 1-800-225-4321
Toll-free fax.................................. 1-800-225-4240
Retirement plans............................... 1-800-622-0176
Telecommunications Device for the Deaf (TDD)... 1-800-225-1997

When distributed to persons who are not shareowners of the Fund, this report must be accompanied by an official prospectus, which discusses the objectives, policies, sales charges and other information about the Fund.

0296-2993

[Copyright] Pioneer Funds Distributor, Inc.